Real Estate	12 Months Ended
Dec. 31, 2012
Real Estate
Real Estate
Real estate consists of:

	At Year-End
	2012	2011
	(In thousands)
Entitled, developed and under development projects	$361,827	$383,026
Undeveloped land (includes land in entitlement)	82,688	80,076
Income producing properties
Carrying value	100,855	129,220
Accumulated depreciation	(28,220)	(26,955)
Net carrying value	72,635	102,265
	$517,150	$565,367

Included in entitled, developed and under development projects are the estimated costs of assets we expect to convey to utility and improvement districts of $50,476,000 in 2012 and $61,526,000 in 2011, including about $34,252,000 at year-end 2012 and about $34,802,000 at year-end 2011 related to our Cibolo Canyons project near San Antonio. These costs relate to water, sewer and other infrastructure assets we have submitted to utility or improvement districts for approval and reimbursement. In 2012, these costs decreased by $11,065,000 as result of a consolidated venture’s bulk sale of approximately 800 acres near Dallas. We submitted for reimbursement to these districts $6,432,000 in 2012 and $3,328,000 in 2011. We collected $5,674,000 from these districts in 2012, of which $550,000 related to our Cibolo Canyons project and was accounted for as a reduction of our investment in the mixed-use development. We collected $3,294,000 from these districts in 2011, of which $1,750,000 related to our Cibolo Canyons project. We expect to collect the remaining amounts billed when these districts achieve adequate tax bases to support payment.
Also included in entitled, developed and under development projects is our investment in the resort development owned by third parties at our Cibolo Canyons project. In 2012 and 2011, we received $2,850,000 and $6,906,000 from the Special Improvement District (SID) from hotel occupancy and sales revenues collected as taxes by the SID. We currently account for these receipts as a reduction of our investment in the resort development. At year-end 2012, we have $32,517,000 invested in the resort development.
In 2012, entitled, developed and under development projects increased by $31,891,000 as a result of our acquisition of certain residential and mixed-use projects from CL Realty and Temco. Please read Note 3 for additional information. Also in 2012, entitled, developed and under development projects decreased by $51,493,000 as a result of consolidated venture’s bulk sale of approximately 800 acres (Light Farms Project) near Dallas. We received $24,294,000 in net proceeds, the buyer assumed the outstanding debt of $30,991,000 and we recognized a gain of $3,401,000.
In 2012, commercial and income producing properties decreased by $45,794,000 as a result of selling Broadstone Memorial, a 401-unit multifamily investment property in Houston for $56,400,000. We received $29,474,000 in net proceeds, the buyer assumed outstanding debt of $26,500,000, and we recognized a gain of $10,180,000. At year-end 2012, commercial and income producing properties primarily represents a 413 guest room hotel in Austin with net carrying value of $19,992,000 and a 289-unit multifamily property in Austin with net carrying value of $30,057,000. In addition, we acquired multifamily development sites located in Charlotte and Nashville for $16,651,000.
We did not recognize any non-cash asset impairment charges in 2012. We recognized non-cash asset impairment charges of $11,525,000 in 2011 principally associated with owned and consolidated residential real estate projects located near Denver and the Texas gulf coast. We recognized non-cash asset impairment charges of $9,042,000 in 2010 principally associated with a residential development project located near Atlanta and a residential development with golf course and country club property located near Fort Worth.
Depreciation expense related to income producing properties was $3,640,000 in 2012, $3,547,000 in 2011 and $2,680,000 in 2010 and is included in other operating expense.